     Howe Barnes Hoefer & Arnett
   2006 ASIAN BANKING CONFERENCE
Presentation by: George M. Lee, CEO
November 14, 2006

Forward-Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond
MetroCorp’s control.  Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors.  Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp’s filings with the SEC.

MetroCorp Bancshares, Inc. is a Texas-based holding company operating banks in Texas and California with special focus on the ethnic markets. The company strives with passion and urgency to provide superior customer service, innovative products and excellent shareholder value through integration of people and technology.  Our mission is to be the premier bank in the communities we serve.
Mission

18 Years of Growth and Profitability
Largest publicly-owned Independent Asian-American
bank outside of California
Total assets of $1.2 billion
Consecutive profitability for the past 17 years
Record earnings during the past six consecutive
quarters
Established leadership presence in
Houston/Dallas
Recently expanded to Los Angeles/San Diego/
Irvine/San Mateo/City of Industry

▪
  4,756,181
▪
    797,325
Source:  U.S. Census,
estimate 2004
Texas’ Asian Population about 17% of California
Asian Population in California & Texas

                                                    2000                         2004
▪
  Houston-Galveston      228,212                 324,061
▪
  Dallas-Fort Worth          195,480                277,582
▪
  Austin-San Marcos          44,029                   65,521
▪
  San Antonio                      23,667                  33,607
Regional population extrapolation from 2004
              total State Census estimates
    Total Texas                        562,319                797,325

 42% Growth
Source:  U.S. Bureau of the Census, Census 2000, Census 2004  estimate

Asian Population in Texas 2000-2004

                                    2000            2004
❖
 San Francisco  1,256,258    1,396,565
❖
  Los Angeles     1,661,456    1,898,205
❖
  San Diego           386,973       476,773
  Source:  U.S. Bureau of the Census, Census 2000, Census 2004 estimate
Asian Population in California

First United Bank
Los Angeles
San Diego
California Offices in Q4 - 2005

Metro United Bank
San Mateo
Irvine
City of Industry
Los Angeles
San Diego
•
Branch
•
Loan production office
California Offices in Q4- 2006

Humble
Jersey Village
HOUSTON
Spring Valley
Bellaire
Pasadena
Sugar
Land
Stafford
Clear Lake

DALLAS

METROCORP
BANCSHARES, INC.

Houston, TX
Dallas, TX
MetroBank Locations

Representative Office in China
XIAMEN

*Source: 2005 Annual Statistic Report of Xiamen's Economical and Social Development published by the Xiamen City Government
Xiamen – Important Foreign Trade Port
Overview of Xiamen
- One of the four Special Economic Zones
Gross Area Production
- GAP achieved sustained annual growth rate of 15% for 5 years in a row*
Key Industries
- Electronics, Machinery and Chemicals
Foreign Trade
- Total foreign trade was $28 billion in 2005*
( $17 billion exports, up 24%; $11 billion imports, up 12%)
Foreign Investment
- Thirty-five Fortune 500 companies have invested in Xiamen*

City View - Xiamen

Freeway Surrounding  Xiamen

International Exhibition Center

Learning from the past.
                         Moving to the future.
Financial Performance

Assets
FTE
1,350
1,200
1,050
900
750
600
450
300
150
0
450
400
350
300
250
200
150
100
50
0
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Q3-06

METROCORP BANCSHARES, INC.

1998: MCBI listed
on NASDAQ
2005: Acquisition –
First United Bank
$ in Millions
FTE ‘s
Asset Growth
FTE trend
Milestones

Loans
Deposits
Total Assets
1,400
1,200
1,000
800
600
400
200
0
495
643
744
581
691
842
557
725
867
595
755
914
771
962
1,128
840
1,044
1,226
2001
2002
2003
2004
2005
Q3 2006

METROCORP
BANCSHARES, INC.

2001~Q3/2006
Loan: 9.8% CAGR
Deposit: 8.9% CAGR
Asset: 9.2% CAGR
$ in Million
2001-2004
Loan: 6.3% CAGR
Deposit: 5.5% CAGR
Asset: 7.1% CAGR
2004~Q3/2006
Loan: 21.9% CAGR
Deposit: 20.4% CAGR
Asset: 18.3% CAGR
Balance Sheet Growth

12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 Q3 (YTD)

MetroCorp
Bancshares, Inc.

$
$ 10,169
Net Income (in thousands)
Profitable Since 1990

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.08%
1.13%
0.48%
0.97%
1.12%
1.17%
2001
2002
2003
2004
2005
2006 Q3 YTD*

16%
14%
12%
10%
8%
6%
4%
2%
0%
12.21%
12.55%
5.38%
10.60%
12.08%
14.05%
2001
2002
2003
2004
2005
2006 Q3 YTD*

MetroCorp Bancshares, Inc.

Return on Average Assets
Return on Average Equity
* Annualized
Shareholder Return

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.49%
1.84%
2.88%
1.66%
1.53%
1.11%
2001
2002
2003
2004
2005
Q3 2006

1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.88%
0.51%
0.98%
0.20%
0.25%
0.23%
2001
2002
2003
2004
2005
Q3 2006

MetroCorp
BANCSHARES, INC.

Net Non-performing Assets / Total Assets
Net charge-offs / Avg. total Loans
Asset Quality

6%
5%
4%
3%
2%
1%
0%
4.56%
4.44%
3.81%
4.02%
4.51%
4.80%
2001
2002
2003
2004
2005
2006 Q3
(YTD)

MetroCorp
BANCSHARES, INC.

Net Interest Margin

75%
70%
65%
60%
55%
50%
45%
40%
61.5%
59.5%
71.3%
66.9%
64.2%
64.0%
55.0%
2001
2002
2003
2004
2005
2006 Q3 (YTD)
Target

METROCORP BANCSHARES, INC.

Efficiency Ratio

100%
80%
60%
40%
20%
0%
4.8%
32.4%
60.9%
4.4%
34.4%
59.4%
7.1%
33.4%
57.9%
7.3%
48.6%
42.8%
8.1%
48.9%
42.2%
2002
2003
2004
2005
2006 Q3
Consumer
R/E Construction
R/E Mortgage
Commercial and Industrial

MetroCorp Bancshares, Inc.

Loan Portfolio

100%
80%
60%
40%
20%
0%
2002
2003
2004
2005
2006 Q3
22.2%
16.2%
8.3%
9.3%
11.3%
32.7%
23.5%
12.5%
8.3%
9.4%
11.5%
34.9%
30.0%
9.4%
7.1%
8.1%
10.2%
35.3%
32.9%
10.6%
4.7%
7.3%
7.7%
36.8%
35.9%
6.9%
5.1%
8.1%
10.1%
34.1%
Nonresidential building for rent/lease
Hotel/Motels
Convenience stores/ gasoline stations
Restaurants
Wholesale trade
All other

MetroCorp
BANCSHARES, INC.

Loan Portfolio  –  Industry Concentration

Learning from the past.
                         Moving to the future.
Management

Management Team
Don J. Wang             Chairman of the Board
George M. Lee         President, CEO, Executive Vice Chair of MetroCorp
David Tai                   Chief Business Development Officer, President of MetroBank
Bert Baker                  Chief Lending Officer of MetroBank
David Choi                Chief Financial Officer
Kevin Shu                   Chief Accounting Officer
Michelle Phung        Chief Operations Officer of MetroBank
Terrance Tangen    Chief Credit Officer of MetroBank
Mitchell Kitayama  Vice Chairman, CEO of Metro United Bank
Robert Bihr                Chief Credit Officer of Metro Untied Bank
Val Marquez            EVP, IT Strategic Planning of Metro United Bank

Technology
Team Work
Measurements

MetroCorp
BANCSHARES, INC.

Well-served Customers with New Enhanced Products
Board of Directors
Line Staff
Process Efficiency
Customer Focus
Middle Management
Empowerment
Accountability
CEO
Senior Management
Strategic
Tactical
Execution
Customer Focused

Technology Enhancement
Digital Insight Corporation
- Online Products & Services
- Technology Driven Marketing Culture
- Culturally Sensitive & Innovative Market Penetration
Hartland Financial Solutions
- Risk Management Enhancements
- Integrated Commercial Credit Management System
- Streamlined Workflow
Internal IT & Technology Strength
- Well Rounded Expertise
- Training
- Incentive & Measurements

Expectations
Improving asset quality
Efficiency ratio improvement
Balanced asset/earning growth
Expanding & diversification of business
portfolio
Optimizing synergy between Texas and
California
Brand/Image improvement

Gee Hwei